INVESTOR PRESENTATION November 2016 – January 2017

2 FORWARD-LOOKING STATEMENTS AND NON-GAAP FINANCIAL MEASURES Denny’s Corporation urges caution in considering its current trends and any outlook on earnings disclosed in this presentation. In addition, certain matters discussed may constitute forward-looking statements. These forward-looking statements, which reflect the Company’s best judgment based on factors currently known, are intended to speak only as of the date such statements are made and involve risks, uncertainties, and other factors that may cause the actual performance of Denny’s Corporation, its subsidiaries and underlying restaurants to be materially different from the performance indicated or implied by such statements. Words such as “expects”, “anticipates”, “believes”, “intends”, “plans”, “hopes”, and variations of such words and similar expressions are intended to identify such forward-looking statements. Except as may be required by law, the Company expressly disclaims any obligation to update these forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events. Factors that could cause actual performance to differ materially from the performance indicated by these forward- looking statements include, among others: the competitive pressures from within the restaurant industry; the level of success of the Company’s operating initiatives, advertising and promotional efforts; adverse publicity; health concerns arising from food-related pandemics, outbreaks of flu viruses, such as avian flu, or other diseases; changes in business strategy or development plans; terms and availability of capital; regional weather conditions; overall changes in the general economy, particularly at the retail level; political environment (including acts of war and terrorism); and other factors from time to time set forth in the Company’s SEC reports, including but not limited to the discussion in Management’s Discussion and Analysis and the risks identified in Item 1A. Risk Factors contained in the Company’s Annual Report on Form 10-K for the year ended December 30, 2015 (and in the Company’s subsequent quarterly reports on Form 10-Q). The presentation includes references to the Company’s non-GAAP financials measures. The Company believes that, in addition to other financial measures, Adjusted Income Before Taxes, Adjusted EBITDA, Free Cash Flow, Adjusted Net Income and Adjusted Net Income Per Share are appropriate indicators to assist in the evaluation of its operating performance on a period-to-period basis. The Company also uses Adjusted Income Before Taxes, Adjusted EBITDA and Free Cash Flow internally as performance measures for planning purposes, including the preparation of annual operating budgets, and for compensation purposes, including bonuses for certain employees. Adjusted EBITDA is also used to evaluate its ability to service debt because the excluded charges do not have an impact on its prospective debt servicing capability and these adjustments are contemplated in its credit facility for the computation of its debt covenant ratios. Free Cash Flow, defined as Adjusted EBITDA less cash portion of interest expense net of interest income, capital expenditures, and cash taxes, is used to evaluate operating effectiveness and decisions regarding the allocation of resources. However, Adjusted Income Before Taxes, Adjusted EBITDA, Free Cash Flow, Adjusted Net Income and Adjusted Net Income Per Share should be considered as a supplement to, not a substitute for, operating income, net income or other financial performance measures prepared in accordance with U.S. generally accepted accounting principles. See Appendix for non- GAAP reconciliations.

3 DENNY’S INVESTMENT HIGHLIGHTS * See Appendix for reconciliation of Net Income to Adjusted EBITDA, Adjusted Income Before Taxes, Adjusted Net Income, Adjusted Net Income per Share (also called Adjusted Earnings per Share), and Free Cash Flow. 1. Full Year Guidance provided with Third Quarter 2016 Earnings Release dated November 1, 2016. 2. Data as of September 28, 2016, the end of Fiscal Third Quarter 2016. Consistently Growing Same-Store Sales circle5 System-wide same-store sales growth in 13 of last 14 quarters circle5 Highest annual same-store sales growth in over a decade in 2015 Expanding Global Footprint circle5 More than 400 new restaurants opened since 2009 (>20% of the system) circle5 More than 40 international locations opened since 2009 (7 new countries) Growing Profitability with 90% Franchised Business circle5 20% Adjusted EBITDA* growth since 2010 circle5 16% Adjusted EPS* growth in 2015 with 121% Adjusted EPS* growth since 2011 Strong Free Cash Flow* Generation circle5 Generated over $230M in Free Cash Flow* over the last 5 years, after capital expenditures, cash interest, and cash taxes circle5 2016 Full Year Guidance1 is $50M to $52M in Free Cash Flow* Consistently Returning Capital to Shareholders circle5 Over $100M allocated to repurchase shares in 2015 circle5 More than $230M allocated to share repurchase program since November 20102

4 Run Restaurants Serving Classic American Comfort Food at a Good Price Around the Clock EXECUTION OF BRAND REVITALIZATION STRATEGY DRIVING RESULTS Drive Profit Growth for All Stakeholders Grow the Global Franchise Consistently Operate Great Restaurants Deliver a Differentiated and Relevant Brand “Become the World’s Largest, Most Admired and Beloved Family of Local Restaurants” OUR GUIDING PRINCIPLES

5 For unpretentious, loyal, hardworking people everywhere, Denny’s is always there for you. Our light is always on and our door is always open, welcoming you, and the people you care about, to come inside. Our friendly staff lets everyone forget about the small stuff, be themselves and focus on what’s important, while savoring a varied menu of classic, comforting American fare, at a fair price. DELIVERING A DIFFERENTIATED AND RELEVANT BRAND Welcome to America’s Diner Food Service Atmosphere

6 MENU EVOLUTION TO MATCH GUESTS’ NEEDS FOCUS ON BETTER QUALITY, MORE CRAVEABLE PRODUCTS More Than 50% of Core Menu Items Changed or Improved Since 2013 Leading to Significant Improvement in Taste and Quality Scores

7 COMPELLING LIMITED TIME ONLY OFFERINGS FIVE MODULES IN 2015 HELPED DRIVE TRAFFIC WITH FEWER, HARDER WORKING PRODUCTS LEADING TO OPERATIONAL EFFICIENCIES

8 NEWEST LIMITED TIME ONLY OFFERING HIGHLIGHTS THE LAUNCH OF OUR NEW AND IMPROVED PANCAKES AND FEATURES SEASONAL FAVORITES

9 EVERYDAY VALUE MENU HELPING TO DRIVE TRAFFIC circle5 High awareness as 1 in 5 guests say they visit Denny’s because of $2468 Value Menu circle5 Utilize local and national media targeting popular products like $4 Everyday Value Slam circle5 Changed 50% of the menu in the past 21 months providing more percent margin friendly products circle5 19% average incidence rate of 16 products since national launch in April 2010, ranging from approximately 16% to 23%

10 ENGAGING KEY CUSTOMER SEGMENTS THROUGH TRADITIONAL AND NEW MEDIA Boomers Families with Kids (under 12) Hispanic Millennials

11 49% System 90% Company >75% System >50% System ≈100% Company REMODEL PROGRAM ENHANCING TRAFFIC AND SCORES THE HERITAGE IMAGE RESTAURANT End of Q3 2016* By Year End 2016 By Year End 2018 * Data as of September 28, 2016, the end of Fiscal Third Quarter 2016. Includes new openings and international restaurants.

12 HERITAGE IMAGE KEY TO REVITALIZING LEGACY BRAND L e g a c y D e n n y ’ s N e w D e n n y ’ s

13 circle5 Investments in training talent, tools, and strategies driving improvements in guest satisfaction scores circle5 Denny’s Pride Review Program introduced in 2014 with new team of coaches evaluating and sharing best practices circle5 Close collaboration with franchisees executing remodels, improving speed of service, and growing margins circle5 High level of involvement with franchisees planning and executing initiatives through Brand Advisory Councils and Denny’s Franchisee Association (DFA) FOCUS ON OPERATING GREAT RESTAURANTS LEADING TO SUSTAINED IMPROVEMENT OVERALL SATISFACTION SCORES HIGHEST SINCE WE STARTED MEASURING

14 CONSISTENTLY GROWING SAME-STORE SALES 1.7% 2.5% 1.2% 0.5% 1.7% (0.6%) 0.6% 1.2% 0.9% 1.8% 1.9% 2.4% 4.7% 7.2% 7.3% 6.1% 2.9% 2.5% (0.5%) 1.0% (2.0%) (1.0%) 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% Q4 '11 Q1 '12 Q2 '12 Q3 '12 Q4 '12 Q1 '13 Q2 '13 Q3 '13 Q4 '13 Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 Q3 '16 Denny’s System-Wide Same-Store Sales (Domestic) Positive System-Wide Same-Store Sales in 13 of Last 14 Quarters Achieved Highest Annual Domestic Same-Store Sales Growth in Over a Decade in 2015 2016 Annual Guidance for Same-store Sales* Company: 1.5% - 2.5% Domestic Franchised: 1% - 2% * Current 2016 Full Year Guidance provided with Third Quarter 2016 Earnings Release dated November 1, 2016.

15 EXPANDING GLOBAL FOOTPRINT * 2016 Full Year Guidance provided with Third Quarter 2016 Earnings Release dated November 1, 2016. ** Excludes acquisitions, refranchisings, and relocations. Includes total of 123 Flying J Travel Center conversion openings with 100 opened in 2010 and 23 opened in 2011. Growth Initiatives Enabled More Than 400 New Restaurant Openings Since 2009 with 90% Opened by Franchisees 40 136 61 40 46 38 45 10 107 27 3 12 2 8 (20) 20 60 100 140 2009 2010 2011 2012 2013 2014 2015 New Restaurant Openings Net Restaurant Growth** 2016 Annual Guidance for Restaurant Growth* New Restaurant Openings: 45 - 50 Net Restaurant Growth: 15 - 20

16 400 3 6 23 45 194 2783 34 10 4 4 2829 15 8 5 3 4 16 3 41 9 4 5 6 22 136 17 287 25 55 15 20 38 42 40 3 28 53 7 9 24 1 2 3 11 5 7 2 DOMESTIC EXPANSION OPPORTUNITY TOP 10 U.S. MARKETS* DMA UNITS Los Angeles 186 Phoenix 65 Houston 62 Sacramento/Stockton 52 Dallas/Ft. Worth 51 San Francisco/San Jose 44 Orlando 43 San Diego 42 Miami 37 Chicago 35 More than 1,600 Restaurants in the U.S.* with Strongest Presence in West Coast, Southwest, Texas, and Florida * Data as of September 28, 2016, the end of Fiscal Third Quarter 2016.

17 GROWING NUMBER OF INTERNATIONAL LOCATIONS United States 1,609 Canada 73 Puerto Rico 12 Mexico 9 New Zealand 7 Honduras 4 Costa Rica 3 Dominican Republic 3 United Arab Emirates 3 Guam 2 Curaçao 1 El Salvador 1 Trinidad and Tobago 1 International Presence of 119 Restaurants in 13 Countries and U.S. Territories has grown by >50% Since Year End 2009* Santo Domingo Dubai Abbotsford Tegucigalpa * Data as of September 28, 2016, the end of Fiscal Third Quarter 2016.

18 GROWING BASE OF NON-TRADITIONAL LOCATIONS Pilot Flying J Travel Center UNC Charlotte Leading Full-Service Brand in Travel Centers including New Partnership with Kwik Trip® Convenience Stores Non-Traditional Locations at Universities and Military Bases Kwik Trip Travel Center University of Alabama Birmingham

19 GROWING EARNINGS PER SHARE* Highly Franchised Business Provides Lower Risk with Additional Upside from Operating Meaningful Base of High Volume Company Restaurants $19.5 $25.2 $29.3 $32.9 $36.7 $0.20 $0.26 $0.31 $0.37 $0.43 $0 $10 $20 $30 $40 $50 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 2011 2012 2013 2014 2015 Adju sted N et In c o m e * ($ M illio n s) A d j u s t e d N e t I n c o m e * p e r S h a r e Adjusted Net Income* Adjusted Net Income per Share* * See Appendix for non-GAAP financial reconciliations of Net Income to Adjusted EBITDA, Adjusted Income Before Taxes, Adjusted Net Income, Adjusted Net Income per Share (also called Earnings per Share), and Free Cash Flow.

20 $2 - $3 About $11 $33 - $35 STRONG FREE CASH FLOW* GENERATION * See Appendix for non-GAAP financial reconciliations of Net Income to Adjusted EBITDA, Adjusted Income Before Taxes, Adjusted Net Income, Adjusted Net Income per Share (also called Adjusted Earnings per Share), and Free Cash Flow. ** Full Year Guidance provided with Third Quarter 2016 Earnings Release dated November 1, 2016. Over $230 Million in Free Cash Flow* Generated Over Last 5 Years 2016 Investments include Accelerating Remodels and Franchised Acquisitions $97 - $99 $50 - $52 $17.0 $11.6 $9.1 $8.1 $8.3 $1.1 $2.0 $2.8 $3.8 $5.4 $16.1 $15.6 $20.8 $22.1 $32.8 $81.8 $77.9 $76.9 $82.5 $88.7 $47.6 $48.8 $44.2 $48.5 $42.3 $0 $20 $40 $60 $80 $100 $120 2011 2012 2013 2014 2015 2016 Guidance** $ M i l l i o n s Cash Capital Cash Taxes Cash Interest Adjusted EBITDA* Free Cash Flow*

21 SOLID BALANCE SHEET WITH FLEXIBILITY Growing Adjusted EBITDA* Enables Higher Leverage while Maintaining Financial Flexibility to Make Investments and Return Capital to Shareholders 0.0x 0.5x 1.0x 1.5x 2.0x 2.5x 3.0x 3.5x 2010 2011 2012 2013 2014 2015 Q3 2016 $0 $100 $200 $300 $400 $500 $600 T o t a l D e b t / A d j u s t e d E B I T D A * Total D ebt *($ M illio n s) Total Debt* Total Debt / Adjusted EBITDA* 2x to 3x Total Debt to Adjusted EBITDA* Ratio Target * See Appendix for non-GAAP financial reconciliations of Net Income to Adjusted EBITDA, Adjusted Income Before Taxes, Adjusted Net Income, Adjusted Net Income per Share (also called Adjusted Earnings per Share), and Free Cash Flow. Total Debt is Gross Debt including Capital Lease Obligations.

22 circle5 Over $100 million allocated to repurchase shares in 2015, including $50 million accelerated share repurchase program circle5 Over $230 million allocated to repurchase shares since November 2010* circle5 $118 million remaining in share repurchase authorization program* CONSISTENTLY RETURNING EXCESS CAPITAL TO SHAREHOLDERS $3.9 $21.6 $22.2 $24.7 $36.0 $105.8 $3.9 $3.8 $11.9 Q4 '10 2011 2012 2013 2014 2015 Q1 '16 Q2 '16 Q3 '16 SHARE REPURCHASES ($ Millions) OVER $230 MILLION ALLOCATED TOWARDS SHARE REPURCHASES SINCE WE STARTED TO RETURN EXCESS CAPITAL TO SHAREHOLDERS IN LATE 2010* * Data as of September 28, 2016, the end of Fiscal Third Quarter 2016, and includes the $50 million accelerated share repurchase program.

23 circle5 Consistently growing same-store sales through brand revitalization strategies to enhance food, service, and atmosphere circle5 Expanding global footprint with traditional and non-traditional distribution points circle5 Growing profitability with 90% franchised business provides lower risk profile with upside from operating meaningful base of high volume restaurants circle5 Strong Free Cash Flow* generation supported by solid balance sheet with significant flexibility to support brand investments circle5 Consistently returning excess capital to shareholders through share repurchase program DENNY’S INVESTMENT HIGHLIGHTS * See Appendix for non-GAAP financial reconciliations of Net Income to Adjusted EBITDA, Adjusted Income Before Taxes, Adjusted Net Income, Adjusted Net Income per Share (also called Adjusted Earnings per Share), and Free Cash Flow.

APPENDIX

NON-GAAP FINANCIAL RECONCILIATIONS

$ Millions	2005	2006	2007	2008[1]	2009	2010	2011	2012	2013	2014[1]	2015	YTD 2016
Net Income (loss)	**($7.3)**	**$28.5**	**$29.5**	**$12.7**	**$41.6**	**$22.7**	**$112.3**	**$22.3**	**$24.6**	**$32.7**	**$36.0**	**$8.1**
Provision for Income Taxes[2]	1.2	16.3	6.7	3.5	1.4	1.4	(84.0)	12.8	11.5	16.0	17.8	14.6
Operating (Gains), Losses and Other Charges, Net	3.1	(47.9)	(31.1)	(6.4)	(14.5)	(4.9)	2.1	0.5	7.1	1.3	2.4	24.4
Other Non-Operating Expense, Net	(0.6)	8.0	0.7	9.2	(3.1)	5.3	2.6	7.9	1.1	(0.6)	0.1	(0.6)
Share-Based Compensation	7.8	7.6	4.8	4.1	4.7	2.8	4.2	3.5	4.9	5.8	6.6	5.6
Adjusted Income Before Taxes	**$4.2**	**$12.5**	**$10.5**	**$23.2**	**$30.0**	**$27.3**	**$37.3**	**$47.0**	**$49.2**	**$55.3**	**$62.9**	**$52.1**
Interest Expense, Net	55.2	57.7	43.0	35.5	32.6	25.8	20.0	13.4	10.3	9.2	9.3	8.9
Depreciation and Amortization	56.1	55.3	49.3	39.8	32.3	29.6	28.0	22.3	21.5	21.2	21.5	16.2
Cash Payments for Restructuring Charges & Exit Costs	(6.7)	(5.1)	(9.1)	(9.1)	(7.5)	(7.0)	(2.7)	(3.8)	(2.8)	(2.0)	(1.5)	(1.1)
Cash Payments for Share-Based Compensation	(1.2)	(0.9)	(0.9)	(1.0)	(2.4)	(1.9)	(0.8)	(1.0)	(1.2)	(1.1)	(3.4)	(2.5)
Adjusted EBITDA	**$107.6**	**$119.5**	**$92.9**	**$88.4**	**$85.0**	**$73.8**	**$81.8**	**$77.9**	**$76.9**	**$82.5**	**$88.7**	**$73.5**
Adjusted EBITDA Margin %	11.0%	12.0%	9.9%	11.6%	14.0%	13.5%	15.2%	16.0%	16.6%	17.5%	18.1%	19.5%
Cash Interest Expense	(48.2)	(50.9)	(38.5)	(31.6)	(29.3)	(23.1)	(17.0)	(11.6)	(9.1)	(8.1)	(8.3)	(8.2)
Cash Taxes	(1.3)	(1.3)	(2.3)	(1.1)	(0.6)	(0.9)	(1.1)	(2.0)	(2.8)	(3.8)	(5.4)	(1.1)
Capital Expenditures	(47.2)	(33.1)	(33.1)	(27.9)	(18.4)	(27.4)	(16.1)	(15.6)	(20.8)	(22.1)	(32.8)	(27.6)
Free Cash Flow	**$11.0**	**$34.3**	**$19.0**	**$27.9**	**$36.7**	**$22.4**	**$47.6**	**$48.8**	**$44.2**	**$48.5**	**$42.3**	**$36.7**
Net Income (loss)							**$112.3**	**$22.3**	**$24.6**	**$32.7**	**$36.0**	**$8.1**
Pension Settlement Loss							0.0	0.0	0.0	0.0	0.0	24.3
Losses (Gains) on Sales of Assets and Other, Net							(3.2)	(7.1)	(0.1)	(0.1)	(0.1)	(0.8)
Impairment Charges							4.1	3.7	5.7	0.4	0.9	0.0
Early Extinguishment of Debt							1.4	7.9	1.2	0.0	0.3	0.0
Tax Effect of Adjustments[3]							(0.8)	(1.6)	(2.2)	(0.1)	(0.4)	(1.9)
Adjusted Provision for Income Taxes[4]							(94.3)					
Adjusted Net Income							**$19.5**	**$25.2**	**$29.3**	**$32.9**	**$36.7**	**$29.8**
Adjusted Net Income Per Share							**$0.20**	**$0.26**	**$0.31**	**$0.37**	**$0.43**	**$0.38**

1. Includes 53 operating weeks.
2. In the fourth quarter of 2011, we recorded an $89 million net deferred tax benefit from the release of a substantial portion of the valuation allowance on certain deferred tax assets. This release was primarily based on our improved historical and projected pre-tax income.
3. Tax adjustments for full year 2011 and 2012 are calculated using the Company's full year 2012 effective tax rate of 36.4%. Tax adjustments for full year 2013, 2014, and 2015 use full year effective tax rates of 31.9%, 32.9%, and 33.0%, respectively. Tax adjustment for the loss on pension termination for the nine months ended September 28, 2016 is calculated using an effective tax rate of 8.8%. The remaining tax adjustments for the nine months ended September 28, 2016 are calculated using the Company's year-to-date effective tax rate of 35.6%.
4. Adjusted provision for income taxes based on effective income tax rate of 36.4% for full year ended Dec. 27, 2012 and excludes impact of net deferred tax benefit.

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